UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 25, 2022
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Executive Drive Chelmsford, MA 01824 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2022, at which stockholders voted on the items below as indicated.

I.	Election of five (5)* Board nominees, each to serve until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Brian Linscott	4,519,047	45,529	571,281
Genni Combes	4,406,521	158,055	571,281
David L. Copeland	4,404,928	159,648	571,281
John H. Griffin, Jr.	4,354,671	209,905	571,281
Bradley Radoff	4,516,241	48,335	571,281

II.	To consider and vote upon the approval (on a non-binding advisory basis) of the compensation of our named executive officers:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
4,360,948	47,294	156,334	571,281

III.	To consider and vote upon the ratification of the selection of Baker Tilly US, LLP as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2022:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
5,134,949	858	50	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: May 25, 2022	By:	/s/ Laurilee Kearnes
Name: Laurilee Kearnes Title: Chief Financial Officer